HIGHMARK FUNDS


                                  EQUITY FUNDS
                               FIXED INCOME FUNDS
                        SUPPLEMENT DATED JANUARY 30, 2006
              TO FIDUCIARY SHARES PROSPECTUS DATED DECEMBER 1, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THE INFORMATION ALREADY CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

EFFECTIVE FEBRUARY 1, 2006, CHARTWELL INVESTMENT PARTNERS, L.P. WILL NO LONGER SERVE AS THE SUB-ADVISER TO HIGHMARK SMALL CAP GROWTH FUND (THE "SMALL CAP GROWTH FUND"). ON SUCH DATE, TRUSCO CAPITAL MANAGEMENT, INC. ("TRUSCO") WILL BECOME THE SUB-ADVISOR OF THE SMALL CAP GROWTH FUND. TRUSCO WILL SERVE AS SUB-ADVISER TO THE SMALL CAP GROWTH FUND PURSUANT TO AN INTERIM SUB-ADVISORY AGREEMENT (THE "INTERIM AGREEMENT") BETWEEN TRUSCO AND HIGHMARK CAPITAL MANAGEMENT, INC., THE SMALL CAP GROWTH FUND'S INVESTMENT ADVISER, AS PERMITTED BY RULE 15A-4 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE INTERIM AGREEMENT WILL AUTOMATICALLY TERMINATE ON OR BEFORE JULY 1, 2006. IT IS EXPECTED THAT PRIOR TO JULY 1, 2006, THE SMALL CAP GROWTH FUND WILL HOLD A MEETING OF SHAREHOLDERS FOR THE PURPOSE OF APPROVING A DEFINITIVE AGREEMENT BETWEEN TRUSCO AND HIGHMARK CAPITAL MANAGEMENT, INC., WHICH WILL REPLACE THE INTERIM AGREEMENT. IF THE SHAREHOLDERS OF THE SMALL CAP GROWTH FUND FAIL TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENT, THE BOARD OF TRUSTEES WILL CONSIDER SUCH FURTHER ACTION AS THEY MAY DETERMINE TO BE IN THE BEST INTERESTS OF THE SMALL CAP GROWTH FUND.

BEGINNING ON FEBRUARY 1, 2006, TRUSCO IS EXPECTED TO ENGAGE IN A RESTRUCTURING OF THE SMALL CAP GROWTH FUND'S PORTFOLIO, WHICH WILL CAUSE THE SMALL CAP GROWTH FUND TO INCUR BROKERAGE AND OTHER TRANSACTIONAL COSTS THAT WOULD NOT OTHERWISE HAVE BEEN BORNE BY THE SMALL CAP GROWTH FUND. IT IS IMPOSSIBLE TO ESTIMATE WITH CERTAINTY WHAT THE AMOUNT OF THESE COSTS WILL BE. ANY GAINS RECOGNIZED AS A RESULT OF ASSET SALES ON A NET BASIS WILL BE DISTRIBUTED TO SHAREHOLDERS AS TAXABLE DIVIDENDS. THEREFORE, THE SMALL CAP GROWTH FUND'S RESTRUCTURING MAY AFFECT THE AMOUNT, TIMING, AND CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS AND, THEREFORE, MAY INCREASE THE AMOUNT OF TAXES PAYABLE BY SHAREHOLDERS.

CONSEQUENTLY, AS OF FEBRUARY 1, 2006, THE PROSPECTUS IS MODIFIED AS FOLLOWS:

(1) The sub-section under the heading "Investment Strategy" in the section "Small Cap Growth Fund" on page 14 is deleted in its entirety and replaced with the following:

HighMark Small Cap Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. SMALL CAPITALIZATION companies that the portfolio managers believe offer above average growth potential.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

In analyzing specific companies for possible investment, the Fund's portfolio managers look for businesses that demonstrate strong increases in earnings per share and continue to strengthen their fundamental capabilities, competitive positions, product and service offerings and customer bases. The portfolio managers initiate investments opportunistically, concentrating the Fund's holdings in companies best positioned for most rapid growth. The portfolio managers utilize a variety of valuation techniques and parameters to determine the risk/reward potential for each company. A company's valuation is always viewed within the context of its underlying growth and fundamental trends. Quarterly earnings expectations and results are carefully monitored, and the Fund's portfolio managers consider whether to sell a particular security when any of the key growth, fundamental or valuation factors materially changes.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest up to 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 51.

(2) The subsection under the subheading "Small Cap Growth Fund" under the heading "Sub-Advisers" on page 42 is deleted in its entirety and replaced with the following:

         Trusco Capital Management, Inc. ("Trusco") serves as the sub-adviser to the Small Cap Growth Fund. Under an interim investment sub-advisory agreement between Trusco and HighMark Capital Management, Trusco makes day-to-day investment decisions regarding the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

         Trusco is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Georgia corporation. As of September 30, 2005, Trusco managed over $69 billion in assets.

(3) In the table under the heading Portfolio Managers on page 44, the portfolio managers listed for HighMark Small Cap Growth Fund are replaced in their entirety with the following portfolio manager: Mark D. Garfinkel. In addition, footnote (4) to the table is deleted in its entirety.

(4) In the tables under the heading Portfolio Managers on pages 45-47, all references to Edward A. Antoian, Kevin R. Baker, David Choi, John A. Heffern and Michael D. Jones are deleted in their entirety and replaced with the following:

         ----------------------- ------------------------------ ----------------------------------
                                                                Business Experience
         Portfolio Manager       Length of Service with Fund    During Past Five Years
         ----------------------- ------------------------------ ----------------------------------
         Mark D.Garfinkel        HighMark Small Cap Growth      Small Cap Growth Portfolio
                                 Fund since 2006.               Manager and Managing Director
                                                                of Trusco Capital Management,
                                                                Inc.; employee since 1994.
         ----------------------- ------------------------------ ----------------------------------


(5) The subsection under the subheading "SUB-ADVISER (Small Cap Growth Fund)" under the heading "HighMark Funds Service Providers" on the back cover page is deleted in its entirety and replaced with the following:

         TRUSCO CAPITAL MANAGEMENT, INC.
         50 Hurt Plaza, Suite 1400
         Atlanta, GA 30303

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS
                             ASSET ALLOCATION FUNDS
                        SUPPLEMENT DATED JANUARY 30, 2006
               TO RETAIL SHARES PROSPECTUS DATED DECEMBER 1, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THE INFORMATION ALREADY CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

EFFECTIVE FEBRUARY 1, 2006, CHARTWELL INVESTMENT PARTNERS, L.P. WILL NO LONGER SERVE AS THE SUB-ADVISER TO HIGHMARK SMALL CAP GROWTH FUND (THE "SMALL CAP GROWTH FUND"). ON SUCH DATE, TRUSCO CAPITAL MANAGEMENT, INC. ("TRUSCO") WILL BECOME THE SUB-ADVISOR OF THE SMALL CAP GROWTH FUND. TRUSCO WILL SERVE AS SUB-ADVISER TO THE SMALL CAP GROWTH FUND PURSUANT TO AN INTERIM SUB-ADVISORY AGREEMENT (THE "INTERIM AGREEMENT") BETWEEN TRUSCO AND HIGHMARK CAPITAL MANAGEMENT, INC., THE SMALL CAP GROWTH FUND'S INVESTMENT ADVISER, AS PERMITTED BY RULE 15A-4 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE INTERIM AGREEMENT WILL AUTOMATICALLY TERMINATE ON OR BEFORE JULY 1, 2006. IT IS EXPECTED THAT PRIOR TO JULY 1, 2006, THE SMALL CAP GROWTH FUND WILL HOLD A MEETING OF SHAREHOLDERS FOR THE PURPOSE OF APPROVING A DEFINITIVE AGREEMENT BETWEEN TRUSCO AND HIGHMARK CAPITAL MANAGEMENT, INC., WHICH WILL REPLACE THE INTERIM AGREEMENT. IF THE SHAREHOLDERS OF THE SMALL CAP GROWTH FUND FAIL TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENT, THE BOARD OF TRUSTEES WILL CONSIDER SUCH FURTHER ACTION AS THEY MAY DETERMINE TO BE IN THE BEST INTERESTS OF THE SMALL CAP GROWTH FUND.

BEGINNING ON FEBRUARY 1, 2006, TRUSCO IS EXPECTED TO ENGAGE IN A RESTRUCTURING OF THE SMALL CAP GROWTH FUND'S PORTFOLIO, WHICH WILL CAUSE THE SMALL CAP GROWTH FUND TO INCUR BROKERAGE AND OTHER TRANSACTIONAL COSTS THAT WOULD NOT OTHERWISE HAVE BEEN BORNE BY THE SMALL CAP GROWTH FUND. IT IS IMPOSSIBLE TO ESTIMATE WITH CERTAINTY WHAT THE AMOUNT OF THESE COSTS WILL BE. ANY GAINS RECOGNIZED AS A RESULT OF ASSET SALES ON A NET BASIS WILL BE DISTRIBUTED TO SHAREHOLDERS AS TAXABLE DIVIDENDS. THEREFORE, THE SMALL CAP GROWTH FUND'S RESTRUCTURING MAY AFFECT THE AMOUNT, TIMING, AND CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS AND, THEREFORE, MAY INCREASE THE AMOUNT OF TAXES PAYABLE BY SHAREHOLDERS.

CONSEQUENTLY, AS OF FEBRUARY 1, 2006, THE PROSPECTUS IS MODIFIED AS FOLLOWS:

(1) The sub-section under the heading "Investment Strategy" in the section "Small Cap Growth Fund" on page 14 is deleted in its entirety and replaced with the following:

HighMark Small Cap Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. SMALL CAPITALIZATION companies that the portfolio managers believe offer above average growth potential.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

In analyzing specific companies for possible investment, the Fund's portfolio managers look for businesses that demonstrate strong increases in earnings per share and continue to strengthen their fundamental capabilities, competitive positions, product and service offerings and customer bases. The portfolio managers initiate investments opportunistically, concentrating the Fund's holdings in companies best positioned for most rapid growth. The portfolio managers utilize a variety of valuation techniques and parameters to determine the risk/reward potential for each company. A company's valuation is always viewed within the context of its underlying growth and fundamental trends. Quarterly earnings expectations and results are carefully monitored, and the Fund's portfolio managers consider whether to sell a particular security when any of the key growth, fundamental or valuation factors materially changes.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest up to 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 67.

(2) The subsection under the subheading "Small Cap Growth Fund" under the heading "Sub-Advisers" on page 56 is deleted in its entirety and replaced with the following:

         Trusco Capital Management, Inc. ("Trusco") serves as the sub-adviser to the Small Cap Growth Fund. Under an interim investment sub-advisory agreement between Trusco and HighMark Capital Management, Trusco makes day-to-day investment decisions regarding the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

         Trusco is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Georgia corporation. As of September 30, 2005, Trusco managed over $69 billion in assets.

(3) In the table under the heading Portfolio Managers on page 57, the portfolio managers listed for HighMark Small Cap Growth Fund are replaced in their entirety with the following portfolio manager: Mark D. Garfinkel. In addition, footnote (4) to the table is deleted in its entirety.

(4) In the tables under the heading Portfolio Managers on pages 58-60, all references to Edward A. Antoian, Kevin R. Baker, David Choi, John A. Heffern and Michael D. Jones are deleted in their entirety and replaced with the following:

         ----------------------- ------------------------------ ----------------------------------
                                                                Business Experience
         Portfolio Manager       Length of Service with Fund    During Past Five Years
         ----------------------- ------------------------------ ----------------------------------
         Mark D. Garfinkel       HighMark Small Cap             Small Cap Growth Portfolio
                                 Growth Fund since 2006.        Manager and Managing Director
                                                                of Trusco Capital Management,
                                                                Inc.; employee since 1994.
         ----------------------- ------------------------------ ----------------------------------


(5) The subsection under the subheading "SUB-ADVISER (Small Cap Growth Fund)" under the heading "HighMark Funds Service Providers" on the back cover page is deleted in its entirety and replaced with the following:

         TRUSCO CAPITAL MANAGEMENT, INC.
         50 Hurt Plaza, Suite 1400
         Atlanta, GA 30303

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                 HIGHMARK FUNDS

                        SUPPLEMENT DATED JANUARY 30, 2006
          TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 1, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THE INFORMATION ALREADY CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

I. EFFECTIVE FEBRUARY 1, 2006, CHARTWELL INVESTMENT PARTNERS, L.P. WILL NO LONGER SERVE AS THE SUB-ADVISER TO HIGHMARK SMALL CAP GROWTH FUND. ON SUCH DATE, THE SUB-ADVISER OF HIGHMARK SMALL CAP GROWTH FUND WILL BE TRUSCO CAPITAL MANAGEMENT, INC. PURSUANT TO AN INTERIM SUB-ADVISORY AGREEMENT. CONSEQUENTLY, AS OF FEBRUARY 1, 2006, THE STATEMENT OF ADDITIONAL INFORMATION IS MODIFIED AS
FOLLOWS:

(1) The first full paragraph on page B-48 is deleted in its entirety and replaced with the following:

         The Funds periodically disclose portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include Aronson+Johnson+Ortiz, L.P. (sub-advisor to HighMark Large Cap Value Fund), Trusco Capital Management, Inc. (sub-advisor to HighMark Small Cap Growth Fund), LSV Asset Management (sub-advisor to HighMark Small Cap Value Fund), Waddell & Reed Investment Management Company (sub-advisor to HighMark Large Cap Growth
Fund), the Funds' custodian, the Funds' independent registered public accounting firm, legal counsel, financial printer (GCOM(2) Solutions, Inc.) and accounting agent (SEI Investments Global Funds Services), and the Funds' proxy voting service, currently Institutional Shareholder Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

(2) The sub-part "Code of Ethics" on page B-74 in the section "Management of HighMark Funds," is deleted in its entirety and replaced with the following:

CODE OF ETHICS

HighMark Funds, HighMark Capital Management, Inc., Aronson+Johnson+Ortiz, L.P., Trusco Capital Management, Inc., LSV Asset Management, Waddell & Reed Investment Management Company, and SEI Investments Distribution Co. have each adopted a code of ethics ("Codes of Ethics") pursuant to Rule 17j-1 of the 1940 Act, and these Codes of Ethics permit personnel covered by the Codes of Ethics to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.

(3) The sub-part "Small Cap Growth Fund" on page B-76 is deleted in its entirety and replaced with the following:

         SMALL CAP GROWTH FUND. Pursuant to an interim sub-advisory agreement effective February 1, 2006 between the Adviser and Trusco Capital Management, Inc. ("Trusco"), Trusco provides investment advisory services to the Small Cap Growth Fund. Under its interim sub-advisory agreement, Trusco is entitled to a fee that is paid monthly at the annual rates set forth below based on the average daily net assets of the Fund. For any month that the average daily net assets of the Fund are less than $100 million, Trusco shall be paid a fee at the annual rate of 0.65% of the average daily net assets of the Fund; for any month that the average daily net assets of the Fund are at least $100 million but less than $200 million, Trusco shall be paid a fee at the annual rate of 0.58% of the average daily net assets of the Fund; for any month that the average daily net assets of the Fund are at least $200 million but less than $400 million, Trusco shall be paid a fee at the annual rate of 0.50% of the average daily net assets of the Fund; and for any month that the average daily net assets of the Fund are $400 million or more, Trusco shall be paid a fee at the annual rate of 0.45% of the average daily net assets of the Fund.

         For HighMark Funds' fiscal years ended July 31, 2005, July 31, 2004 and July 31, 2003, the sub-adviser to the Fund was Chartwell Investment Partners L.P. ("Chartwell"), and the Adviser paid Chartwell under Chartwell's sub-advisory agreement annual fees of $208,737, $195,324 and $12,237, respectively for those years.

(4) In the table under the heading "Other Accounts Managed by a Portfolio Manager" on pages B-77 and B-78 in the sub-section "Portfolio Managers," all references to Edward A. Antoian, Kevin R. Baker, David Choi, John A. Heffern and Michael D. Jones are deleted in their entirety and replaced with the following:


                                 OTHER SEC-REGISTERED
                               OPEN-END AND CLOSED-END       OTHER POOLED INVESTMENT
     PORTFOLIO MANAGER                   FUNDS                       VEHICLES               OTHER ACCOUNTS

                               Number of     Assets (in     Number of     Assets (in     Number of     Assets (in
                               accounts      thousands)      accounts     thousands)     accounts      thousands)
Mark D. Garfinkel*                 3          1,728,982         1           25,460          22          592,480

In addition, the following footnote is added:

         * The table shows the number and assets of other investment accounts (or portions of investment accounts) that Mark D. Garfinkel managed as of December 31, 2005.

(5) In the table under the heading "Accounts and Assets for which Advisory Fee is Based on Performance" on pages B-78 and B-79 in the sub-section "Portfolio Managers," all references to Edward A. Antoian, Kevin R. Baker, David Choi, John A. Heffern and Michael D. Jones are deleted in their entirety.

(6) In the table under the heading "Ownership of Securities" on pages B-79 and B-80 in the sub-section "Portfolio Managers," all references to Edward A. Antoian, Kevin R. Baker, David Choi, John A. Heffern and Michael D. Jones are deleted in their entirety and replaced with the following:

                                            DOLLAR RANGE OF EQUITY SECURITIES IN
     PORTFOLIO MANAGER                           THE FUND BENEFICIALLY OWNED

Mark D. Garfinkel                                           None

(7) In the sub-section "Compensation," the sub-part titled "Chartwell Investment Partners L.P." on pages B-81 and B-82 is deleted in its entirety and replaced with the following:

TRUSCO CAPITAL MANAGEMENT, INC.

Portfolio managers earn competitive salaries from Trusco. In addition, portfolio managers are eligible to receive bonuses based on the performance of the specific funds they manage. Investment results are the basis for determining if such bonuses are paid. Investment results are determined by comparing the relevant fund's pre-tax total returns to that same fund's benchmarks and peer groups over multi-year periods, as applicable. Where a portfolio manager manages multiple funds, each fund is weighted based on the following criteria: each fund's market value, its relative strategic importance to Trusco and its clients, as well as its potential asset growth.

All full-time employees of Trusco, including portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual's compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:

     o 401 EXCESS PLAN - This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by Trusco, were it not for the imposition of certain statutory limits on qualified plan benefits. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual's senior executive for the business.
     o ERISA EXCESS RETIREMENT PLAN - This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual's senior executive for the business.
     o VOLUNTARY FUNCTIONAL INCENTIVE PLAN DEFERRAL - This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntarily defer portions of their incentive compensation. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. Trusco's annual incentive plans available to investment professionals offer this provision to employees who meet the compensation criteria level.
     o STOCK OPTION AWARDS - Stock options are granted annually to certain select individuals in specific compensation grade levels. Participation must be approved by the individual's senior executive for the business.
     o RESTRICTED STOCK AWARDS - Restricted stock awards are granted to certain select individuals on a case-by-case basis to address special retention issues. Most salaried employees of SunTrust are eligible for restricted stock awards. The awards often vest based on the recipient's continued employment with Trusco, but these awards may also carry additional vesting requirements, including performance conditions.

The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual's results, contributions to the organization, adherence to portfolio compliance and other factors.

(8) In APPENDIX B (Proxy Voting Policies and Procedures), the sub-section "Chartwell Investment Partners (Sub-Adviser to the Small Cap Growth Fund)" on pages B-130 and B-131 is deleted in its entirety and replaced with the following:

TRUSCO CAPITAL MANAGEMENT, INC.
(SUB-ADVISER TO THE SMALL CAP GROWTH FUND)

         PROXY COMMITTEE AND INDEPENDENT PROXY VOTING SERVICE. Trusco Capital Management, Inc. ("Trusco") has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and mutual funds. The Committee will annually (or more often if needed) review, reaffirm and amend guidelines, strategies and proxy policies for all domestic and international clients, funds and product lines.

         Trusco, after an extensive review of established service providers including size, experience and technical capabilities, has contracted with Institutional Shareholder Services ("ISS") as its agent to provide administrative, clerical, functional and recordkeeping services and support related to the firm's proxy voting processes/procedures, which include, but are not limited to:

         (1) Collection and coordination of proxy material from each custodian for each Trusco client's accounts, including Trusco's mutual fund clients.

         (2) Facilitating the mechanical act of proxy voting, reconciliation, and disclosure for each Trusco client's accounts, including Trusco's mutual fund clients, in accordance with Trusco's proxy policies and the Committee's direction.

         (3) Required record keeping and voting record retention of all Trusco proxy voting on behalf Trusco's clients, including Trusco's mutual fund clients.

         As reflected in specific Trusco proxy policies, the Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions. The Committee will, at all times, retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. This information will, as needed, be communicated to ISS as agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS capabilities as agent for the administerial services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

         APPROACH TO PROXY ISSUES. In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Trusco discretionary investment management clients and Trusco managed mutual funds. As indicated above, the Committee utilizes the services of an independent third party agent, ISS, to assist with facilitating the administrative, clerical, functional and recordkeeping duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Trusco maintains its own proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to "Taft Hartley" plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as all ERISA specific guidelines and requirements are incorporated in this policy. Trusco provides and maintains the following standard proxy voting policies:

         o Trusco U.S. Domestic Proxy Policy (includes ERISA related accounts)

         o    Trusco Taft Hartley Proxy Policy

         o    Trusco Global/International Proxy Policy

         Brief summaries and extended summaries are available for the Trusco Taft Hartley Proxy Policy and the Trusco Global/International Proxy Policy. The Committee will obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits.

         Although this typically means that some proxy issues are voted on a case-by-case basis, the Committee utilizes the firm's pre-determined proxy voting policies and guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are considered include: an in-depth look at each company's organizational structure; executive and operating management styles, board of directors structure, corporate culture and governance processes, implicit and explicit social and economic product benefits, and the impact or economic implications of the available alternatives.

         CONFLICTS OF INTEREST. Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its affiliates, occasions may from time to time arise in which the Committee believes that a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material. Examples of material conflicts of interest that may arise could include those where the shares to be voted involve:

         (1) Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.

         (2) An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc. or any of its affiliates.

         (3) An issuer having substantial and numerous banking, investment or other financial relationships with Trusco, SunTrust Banks, Inc. or its affiliates.

         (4) A director or senior officer of Trusco or SunTrust Banks, Inc. serving on the board of a publicly held company.

         (5) A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or its affiliates.

         Although Trusco utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

         (1)  Retain an independent fiduciary to vote the shares.

         (2) Send the proxy material to the client (in the case of mutual funds, the funds' shareholders) so he or she may vote the proxies.

         Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

         SECURITIES LENDING PROGRAM. Trusco also manages assets for several clients (including mutual funds) who engage in "security lending" programs. A typical security lending program is where the clients or funds lend equities and/or fixed-income assets from their accounts or portfolio to various approved-broker-dealers against cash collateral

(102% of loan value) and earn incremental income by extracting intrinsic value from each loan and generating investment income through reinvestment activities involving cash collateral. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of recalling the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material by the Committee, Trusco will initiate a total recall of the shares on loan to vote accordingly.

II. EFFECTIVE JANUARY 30, 2006 THE STATEMENT OF ADDITIONAL INFORMATION IS FURTHER MODIFIED AS FOLLOWS:

The table titled "Income Plus Allocation Fund" on page B-53 in the sub-section "Sales Charges" in the section "Additional Purchase and Redemption Information" is deleted in its entirety and replaced with the following:

                           INCOME PLUS ALLOCATION FUND

                                 CLASS A SHARES

                                                                  Sales Charge as
                                            Sales Charge             Appropriate           Commission as
                                           As Percentage          Percentage of Net        Percentage of
Amount of Purchase                        of Offering Price        Amount Invested         Offering Price
                                          -----------------       -----------------        --------------
0 - $49,999                                     4.50%                   4.71%                  4.05%
$50,000 -- $99,999                              4.00%                   4.17%                  3.60%
$100,000 --  $249,999                           3.50%                   3.63%                  3.15%
$250,000 -- $499,999                            2.25%                   2.30%                  2.03%
$500,000 -- $999,999                            2.00%                   2.04%                  1.80%
$1,000,000 and Over*                            0.00%                   0.00%                  0.00%

-----------
         * A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.